U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-KSB
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 12, 1999
                                  ------------
                                (Date of Report)

                                  Midland, Inc.
                                  -------------
             (Exact Name of Registrant as specified in its charter)

                                    Colorado
                                    --------
                 (State or other jurisdiction of incorporation)

                   0-20697                       84-1078201
                   -------                       ----------
          (Commission File Number) (IRS Employer Identification Number)

             1073 4th Street, Ste. 3, Stone Mountain, Georgia 30083
             ------------------------------------------------------
           (Address of principal executive offices including zip code)

                P.O. Box 2469, Stone Mountain, Georgia 30086-2469
                -------------------------------------------------
                      (Mailing address, including zip code)

                                 (770) 413-8734
                                 --------------
               (Registrant's telephone number including area code)

                      1999 Broadway, Ste. 3235, Denver, CO
                      ------------------------------------
          (Former name or former address, if changed since last report)

Item 1. Change in Control of Registrant: None.

Item 2. Acquisition or Disposition of Assets: None.

Item 3. Bankruptcy or Receivership: None.

Item 4. Changes in Registrant's Certifying Accountant: On May 12, 1999, the Company was notified by and accepted the resignation of Harlan & Boettger, LLP, as the independent accountants of the Company. The Company has not yet appointed a replacement. The Company had no disagreement with its former accountant on any matter of accounting principal or practice, financial statement disclosure or auditing scope or procedure which would have caused the accountant to make reference in its report upon the subject matter of the disagreement. Further, the former principal accountant's report on the financial statements did not contain an adverse opinion or a disclaimer of opinion or qualification as to audit scope or accounting principle. The decision to accept the resignation of Harlan & Boettger was approved by the full Board of Directors since the Company has no audit or similar committee. The resignation letter of the former accountants is on file with the Company and the Securities and Exchange Commission, and is attached to this report as an exhibit.

Item. 5. Other Events: None.

Item 6. Resignation of Registrant's Directors: None.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits: 16-Resignation Notice from Accountants.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPROGRESS INTERNATIONAL, INC. (Registrant)

By: /s/ Roger F. Tompkins
       Roger F. Tompkins, Chief Executive Officer

Date: May 12, 1999